Exhibit 99.1

                     MSMCH Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMCH LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of November 1, 2007, between Morgan Stanley Mortgage Capital Holdings LLC (successor to Morgan Stanley Mortgage Capital Inc.) (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Wells Fargo Bank, National Association, as Wells Fargo Master Servicer, NCB, FSB, as NCB Master Servicer, Centerline Servicing Inc., as General Special Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, LaSalle Bank National Association, as Trustee and Custodian, and Wells Fargo Bank, National Association, as Paying Agent, Certificate Registrar and Authenticating Agent. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-M, Class A-MFL, Class A-MA, Class A-J, Class A-JFL and Class A-JA Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith (except with respect to the Class A-4 Certificates) and RBC Capital Markets Corporation (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated November 15, 2007 (the "Underwriting Agreement"), and the Class X-1, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S] Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated November 15, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 22, 2007, as supplemented by a Prospectus Supplement dated November 15, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of November 15, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of November 2007. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,260,267,256. The sale of the Mortgage Loans shall take place on November 29, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            Notwithstanding anything to the contrary in this Agreement, with respect to the Mortgage Loans originated or acquired by the Seller and subject to defeasance, the Seller shall retain the right to designate and establish the successor borrower and to purchase or cause the purchase on behalf of the related borrower of the related defeasance collateral ("Seller Defeasance Rights and Obligations"). In the event the applicable Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan originated or acquired by the Seller and subject to defeasance, the applicable Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Seller or its assignee. Until such time as the Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase Agreement, dated as of November 29, 2007, will be executed by the Seller and the applicable Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as
Exhibit 4 in favor of the Trustee, the applicable Master Servicer and the applicable Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the applicable Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the applicable Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee (or delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the applicable Primary Servicer (or Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or Master Servicer) on behalf of the Trustee, with a copy to be held by the Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the applicable Special Servicer to such party as such Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform the franchisor that any notices to the Mortgagor's lender pursuant to such franchise agreement should thereafter be forwarded to the applicable Master Servicer and provide a franchise comfort letter from the franchisor on or prior to the date that is thirty (30) days after the Closing Date. As to each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall notify, on or before the Closing Date, the bank issuing the letter of credit that such Mortgage Loan will be transferred to the Trust pursuant to the Pooling and Servicing Agreement and such letter of credit and the proceeds thereof belong to the Trust after such transfer, and inform such issuing bank that any notices to the Mortgagor's lender pursuant to such letter of credit should thereafter be forwarded to the Master Servicer, and use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement of the above notice by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) or a reissued letter of credit. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the applicable Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the applicable Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the applicable Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the applicable Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the applicable Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the applicable Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the applicable Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the applicable Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the applicable Master Servicer or Primary Servicer, if applicable, with any additional information identified by the applicable Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of New York. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's organizational documents, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of November 15, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement as of the Time of Sale (as defined in the Indemnification Agreement) (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (viii) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (ix) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (x) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (xi) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (xii) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (xiii) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (xiv) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (xv) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the applicable Master Servicer shall, and the applicable Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to
Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the applicable Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the applicable Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause
(2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the applicable Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the applicable Master Servicer or the applicable Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to
Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the applicable Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the applicable Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the applicable Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the applicable Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's organizational documents.

            (d) A certificate of existence for the Seller from the Secretary of State of New York dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under New York law and has full organizational power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate and limited liability company laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated November 15, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Morgan Stanley Mortgage Capital Holdings LLC, 1585 Broadway, New York, New York 10036, Attention: Timothy Gallagher, with a copy to Anthony Sfarra.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation, limited liability company or other form of company resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


                                       MORGAN STANLEY MORTGAGE
                                       CAPITAL HOLDINGS LLC


                                       By:   /s/ Anthony J. Sfarra
                                          ------------------------
                                          Name:  Anthony J. Sfarra
                                          Title: Vice President


                                       MORGAN STANLEY CAPITAL I INC.


                                       By:   /s/ Anthony J. Sfarra
                                          ------------------------
                                          Name:  Anthony J. Sfarra
                                          Title: Vice President

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE


Mortgage Loan No.   Mortgage Loan Seller(1)   Property Name(2)
-----------------   -----------------------   -------------------------------------------------------------------------------------
                3   MSMCH                     Easton Town Center
                5   MSMCH                     USFS Industrial Distribution Portfolio - 15155 Northam Street (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 120 Longs Pond Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 7004 East Hanna Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 1685 West Cheyenne Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 7801 Statesville Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 300 Lawrence Drive (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 4550 West Buckeye Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 8024 Telegraph Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 10211 North I-35 Service Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 7598 NW 6th Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 11994 Livingston Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 1500 NC Hwy 39 (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 28001 Napier Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 11955 East Peakview Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 12301 Cumberland Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 1899 North US Hwy 1 (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 9605 54th Avenue North (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 222 Otrobando Avenue P.O. Box 103 (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - W137 N9245 Highway 45 (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 950 South Shiloh Road & 1992 Forest Lane (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 111 Alliant Drive (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 755 Pierce Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 40 Fort Lewis Boulevard (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 8000 Bavaria Road (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 10410 South 50th Place (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 1 Quality Lane (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 2850 Selma Highway (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 5445 Spellmire Drive (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 1350/1400 North 10th Street (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 1044/1045 Garden Street (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 4601 32nd Avenue South (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 5353 Nathan Lane North (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 125 Gardenville Parkway West (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 6315 John J Pershing Drive (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 3500 Saratoga Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 333-340 North Claremont Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 2575 Virginia Avenue (I)
                5   MSMCH                     USFS Industrial Distribution Portfolio - 345 Kino Drive (I)
                6   MSMCH                     Wyvernwood Garden Apartments
                8   MSMCH                     Milford Crossing
               11   MSMCH                     Solana Beach Corporate Center III & IV
               13   MSMCH                     Amalfi Hotel
               15   MSMCH                     20770-20810 Madrona Avenue
               16   MSMCH                     Centerpoint Medical Office Building
               18   MSMCH                     Banner Bank Building
               20   MSMCH                     Art Institute Student Housing
               24   MSMCH                     Archview Apartments
               25   MSMCH                     Exeter Portfolio - 5107 North Point Boulevard (II)
               25   MSMCH                     Exeter Portfolio - 200 Connecticut Drive (II)
               25   MSMCH                     Exeter Portfolio - 10641 Freeport Drive (II)
               26   MSMCH                     Varsity Apartments
               27   MSMCH                     Higuera / Hayden Buildings
               28   MSMCH                     Cotton Corporate Center Flex
               29   MSMCH                     Cotton Corporate Center Office
               30   MSMCH                     SROA Portfolio - London (III)
               30   MSMCH                     SROA Portfolio - Danville (III)
               30   MSMCH                     SROA Portfolio - Paintsville (III)
               30   MSMCH                     SROA Portfolio - Ashland (III)
               30   MSMCH                     SROA Portfolio - Winchester 2 (III)
               30   MSMCH                     SROA Portfolio - Mt. Sterling (III)
               30   MSMCH                     SROA Portfolio - Lawrenceburg (III)
               30   MSMCH                     SROA Portfolio - Wheelersburg, Duis Street (III)
               30   MSMCH                     SROA Portfolio - Morehead (III)
               30   MSMCH                     SROA Portfolio - Winchester I (III)
               30   MSMCH                     SROA Portfolio - Berea (III)
               30   MSMCH                     SROA Portfolio - Hager Hill (III)
               30   MSMCH                     SROA Portfolio - Willard Tiffin (III)
               30   MSMCH                     SROA Portfolio - Willard Storage (III)
               30   MSMCH                     SROA Portfolio - Litton (III)
               30   MSMCH                     SROA Portfolio - Wheelersburg, Ohio River Road (III)
               30   MSMCH                     SROA Portfolio - Salyersville (III)
               30   MSMCH                     SROA Portfolio - Greenwich (III)
               30   MSMCH                     SROA Portfolio - West Liberty, Main Street (III)
               30   MSMCH                     SROA Portfolio - West Liberty, Glenn Avenue (III)
               30   MSMCH                     SROA Portfolio - Whitesburg (III)
               30   MSMCH                     SROA Portfolio - All in One (III)
               32   MSMCH                     Bank of America - 36 East 14th Street
               33   MSMCH                     Northport Industrial Center
               35   MSMCH                     Plaza on the Green
               36   MSMCH                     West Lafayette Multifamily Portfolio
               37   MSMCH                     Kmart Portfolio - Ukiah Home Depot (IV)
               37   MSMCH                     Kmart Portfolio - Taft Kmart (IV)
               37   MSMCH                     Kmart Portfolio - Riverside Kmart (IV)
               38   MSMCH                     Michaels Plaza - Magnolia Avenue
               39   MSMCH                     13501 Independence Parkway
               48   MSMCH                     Indiana and Purdue Multicampus Student Housing Portfolio - Purdue (VII)
               48   MSMCH                     Indiana and Purdue Multicampus Student Housing Portfolio - Indiana (VII)
               50   MSMCH                     1023 15th Street NW
               52   MSMCH                     Ridgewood Commons
               55   MSMCH                     Plaza 7-21
               57   MSMCH                     Regency Apartments
               61   MSMCH                     Hacienda Crossing
               62   MSMCH                     Peninsula Corporate Center
               64   MSMCH                     Lafayette Center
               67   MSMCH                     Hampton Inn & Suites - Ft. Myers
               69   MSMCH                     Stoneridge Medical Center
               70   MSMCH                     Suburban Court
               71   MSMCH                     1317 F Street NW
               72   MSMCH                     Crestview Eastern Milestone Portfolio - Shoppes at Milestone (IX)
               72   MSMCH                     Crestview Eastern Milestone Portfolio - Crestview (IX)
               72   MSMCH                     Crestview Eastern Milestone Portfolio - Eastern Shores (IX)
               74   MSMCH                     Everett Gateway
               78   MSMCH                     Bolingbrook Transport Center
               79   MSMCH                     Ferrell-Duncan Medical Clinic
               80   MSMCH                     Ohio Portfolio - Atrium of Westlake (A)
               81   MSMCH                     Ohio Portfolio - Rockwood Center Office Building (A)
               82   MSMCH                     Montgomery Gateway
               83   MSMCH                     2-18 & 27 East 33rd Street
               89   MSMCH                     951-953 Amsterdam Ave
               90   MSMCH                     Studio City Center
               92   MSMCH                     Park Street & Jerry Street Self Storage
               94   MSMCH                     Dahlonega Portfolio - Mountain View Townhomes (XI)
               94   MSMCH                     Dahlonega Portfolio - Riverside Duplexes (XI)
               94   MSMCH                     Dahlonega Portfolio - Mountain Estates (XI)
               94   MSMCH                     Dahlonega Portfolio - Copper Creek Duplexes (XI)
               94   MSMCH                     Dahlonega Portfolio - Creekside Duplexes (XI)
               95   MSMCH                     Walgreens Plaza
               97   MSMCH                     Holiday Inn & Suites Conference Center
               99   MSMCH                     Hampton Inn - Seffner
              100   MSMCH                     Walgreens - Canandaigua
              102   MSMCH                     10 Marketplace Shopping Center
              103   MSMCH                     Walgreens - Brooklyn
              107   MSMCH                     Westlake Office
              108   MSMCH                     Dakota Ridge II
              112   MSMCH                     Oceanside Self Storage
              113   MSMCH                     2 Chabot Street
              115   MSMCH                     Land - Monroe, NJ I
              117   MSMCH                     Clermont Shopping Center
              119   MSMCH                     Cadillac Plaza
              120   MSMCH                     Why Self Storage
              121   MSMCH                     Glendale Northwest Retail
              122   MSMCH                     Coolidge Safeway
              123   MSMCH                     Copelands Building
              124   MSMCH                     Waterford Plaza
              125   MSMCH                     Med Centre Shopping Center
              126   MSMCH                     Brooklyn Centre
              128   MSMCH                     Penn Place
              129   MSMCH                     Shoppes at Forest Hill
              130   MSMCH                     Fifth South Plaza
              131   MSMCH                     Greenhill Crossing
              132   MSMCH                     Washington Square Shops
              134   MSMCH                     Winston Park Shoppes II
              137   MSMCH                     Spenceola Main Street Center
              139   MSMCH                     Perimeter Park
              140   MSMCH                     Kings Manor MHP
              143   MSMCH                     Dover Crossing Shops
              145   MSMCH                     Walgreens - Shelbyville
              150   MSMCH                     Town Square at Canton
              153   MSMCH                     WAMU Building - Sutphin Boulevard
              155   MSMCH                     Forest Hills Apartments
              156   MSMCH                     Gateway Center
              159   MSMCH                     Sterling Shores Estates
              160   MSMCH                     48 Spruce Street
              162   MSMCH                     ACRE Rutgers University Student Housing Portfolio
              163   MSMCH                     Morgan Square
              165   MSMCH                     Rite Aid - Wooster
              167   MSMCH                     3241 Steinway Street
              168   MSMCH                     Colony East Townhomes
              169   MSMCH                     Katy Plaza
              170   MSMCH                     2 Sammons Court
              172   MSMCH                     2550 Fair Oaks Boulevard
              173   MSMCH                     Parkchase Shopping Center
              174   MSMCH                     Bradley Place
              177   MSMCH                     Mills River Shopping Center
              179   MSMCH                     Florida City Commons
              180   MSMCH                     1523 - 1541 Dean Street
              183   MSMCH                     Staples - Odessa
              184   MSMCH                     133-135 Main Street, Westhampton Beach, NY
              185   MSMCH                     Melrose Center Shops
              186   MSMCH                     16 Wright Way
              189   MSMCH                     Texas Retail Portfolio - Green Oaks (XIII)
              189   MSMCH                     Texas Retail Portfolio - Crossroads Center (XIII)
              191   MSMCH                     Trace Creek Shops
              192   MSMCH                     Dumbarton Building
              194   MSMCH                     Victory View II
              202   MSMCH                     Otay Mesa Parking Facility
              203   MSMCH                     Wrightsboro Road Retail
              206   MSMCH                     Conway Village Shopping Center
              207   MSMCH                     AutoZone - NJ
              210   MSMCH                     Calvert Industrial
              211   MSMCH                     National Tire & Battery - St. Charles
              212   MSMCH                     Creekside Shops
              213   MSMCH                     Sherwood KeyBank Building
              214   MSMCH                     615 Day Hill Road
              216   MSMCH                     Drakes Creek Shops
              221   MSMCH                     Nantucket Tutto Sfoglia
              223   MSMCH                     FedEx Building
              231   MSMCH                     14200 N. Northsight, Suite 155

Totals and
Weighted Averages:


Mortgage Loan No.   Cut-Off Date Balance(3)   Street Address
-----------------   -----------------------   --------------------------------------------------------------------------------------
                3              $110,000,000   160 Easton Town Center
                5                $8,621,250   15155 Northam Street
                5                $5,272,500   120 Longs Pond Road
                5                $4,503,000   7004 East Hanna Avenue
                5                $4,417,500   1685 West Cheyenne Avenue
                5                $4,307,775   7801 Statesville Road
                5                $4,089,750   300 Lawrence Drive
                5                $3,964,350   4550 West Buckeye Road
                5                $3,762,000   8024 Telegraph Road
                5                $3,719,250   10211 North IH 35
                5                $3,562,500   7598 NW 6th Avenue
                5                $3,405,750   11994 Livingston Road
                5                $3,184,875   1500 NC Highway 39
                5                $2,565,000   28001 Napier Road
                5                $2,436,750   11955 East Peakview Avenue
                5                $2,351,250   12301 Cumberland Road
                5                $2,208,750   1899 North US Highway 1
                5                $2,137,500   9605 54th Avenue North
                5                $2,137,500   222-260 and 237-251 Otrobando Avenue
                5                $2,023,500   West 137 N9245 Highway 145
                5                $1,923,750   950 South Shiloh Road & 1992 Forest Lane
                5                $1,881,000   111 Alliant Drive
                5                $1,681,500   755 Pierce Road
                5                $1,681,500   40 Fort Lewis Boulevard
                5                $1,574,625   8000 Bavaria Road
                5                $1,447,800   10410 South 50th Place
                5                $1,382,250   1 Quality Lane
                5                $1,309,575   2850 Selma Highway
                5                $1,130,025   5445 Spellmire Drive
                5                $1,058,063   1350/1400 North 10th Street
                5                $1,034,550   1044/1045 Garden Street
                5                $1,008,188   4601 32nd Avenue South
                5                  $794,438   5353 Nathan Lane North
                5                  $755,250   125 Gardenville Parkway West
                5                  $612,750   6315 John J Pershing Drive
                5                  $548,625   3500 Saratoga Avenue
                5                  $513,000   330-340 North Claremont Avenue
                5                  $513,000   2575 Virginia Avenue
                5                  $233,700   345 South Kino Drive
                6               $86,000,000   2901 East Olympic Boulevard
                8               $75,500,000   1349 Boston Post Road
               11               $37,330,000   420 & 440 Stevens Avenue
               13               $37,000,000   20 West Kinzie Street
               15               $36,250,000   20770-20810 Madrona Avenue
               16               $33,500,000   19550 East 39th Street
               18               $26,150,000   950 West Bannock Street
               20               $25,885,000   620 Second Avenue
               24               $22,100,000   4150 Arch Drive
               25               $13,200,000   5107 North Point Boulevard
               25                $5,500,000   200 Connecticut Drive
               25                $3,200,000   10641 - 10645 Freeport Drive
               26               $21,775,000   1315-1325,1314,1316,1335-1345,1355,1365-1395,1555 N. Lincoln; 301,305,216,218,218 1/2,
                                              219,220 E.19th Street; 1332-1334,1336 N. Washington; 1214 North Dunn Street;
                                              2015 North Dunn Street; 1915-1931 North Dunn Street; 300 Matlock Court Drive;
                                              203-492 Varsity Lane
               27               $20,170,000   8550 Higuera Street; 8600 Hayden Place
               28               $20,050,000   4645 East Cotton Center Boulevard
               29               $20,000,000   4645 East Cotton Center Blvd
               30                $2,298,546   1615 Nevada Street
               30                $2,078,938   185 Westridge Drive
               30                $2,078,938   163 Brooks Conley Road
               30                $1,976,455   6800 Midland Trail
               30                $1,639,726   1280 Therese Drive
               30                $1,449,400   1060 Camargo Road
               30                $1,346,917   1060 Commerce Way
               30                $1,346,917   68 Duis Street
               30                $1,229,794   5051 Flemingsburg Road
               30                  $819,863   4100 Rockwell Road
               30                  $790,582   221 Pauline Drive
               30                  $541,696   567 Kentucky Route 825
               30                  $474,349   730 E. Tiffin Street
               30                  $427,500   405 West Walton Street
               30                  $409,931   295 Litton Road
               30                  $263,527   8744 Ohio River Road
               30                  $219,606   1800 East Moutain Parkway
               30                  $163,973   60 East Main Street
               30                  $146,404   1209 West Main Street
               30                  $102,483   16 Glenn Avenue
               30                  $102,483   16 Dow Collins Street
               30                   $76,130   733 East Tiffin Street
               32               $18,000,000   36 East 14th Street
               33               $17,200,000   Kapkowski Road and North Avenue East
               35               $15,000,000   8100 West Crestline Avenue
               36               $14,800,000   2501, 2601 Soldiers Home Road; 2410 Happy Hollow Road
               37                $6,950,342   350 North Orchard Street
               37                $4,476,020   301 Gardner Field Road
               37                $2,474,322   375 East Alessandro Boulevard
               38               $13,650,000   10303-10357 Magnolia Avenue
               39               $13,211,942   13501 Independence Parkway
               48                $9,229,500   344 Northwestern Avenue; 339 Vine Street; 20 Littleton / 120, 208, 218 Wiggins /
                                              340-344 Vine / 207 & 215 West Fowler; 435, 455 North Grant Street
               48                $2,295,500   405 Cottage Grove; 422 East 11th St.
               50               $10,944,802   1023 15th Street, NW
               52               $10,120,000   10 N. Ridgewood Avenue; 109-115 W. South Orange Avenue
               55               $10,000,000   675 East 2100 South Street
               57                $9,962,497   2505 Devils Glen Road
               61                $9,500,000   5275 South Arville Street
               62                $9,500,000   950 Peninsula Corporate Circle
               64                $9,200,000   211-225 Summit Park Drive
               67                $8,725,833   11281 Summerlin Square Road
               69                $8,500,000   4051 Dublin Granville Road
               70                $8,480,000   107 & 113 Cricket Avenue
               71                $8,457,350   1317 F Street NW
               72                $2,900,000   2150 W. Nine Mile Road
               72                $2,750,000   1171 Athens Highway (U.S. Highway 78)
               72                $2,688,000   30350 SR-181
               74                $8,250,000   3726 Broadway
               78                $7,960,474   260 East Old Chicago Drive
               79                $7,856,311   1001 East Primrose Street
               80                $5,545,191   30400 Detroit Road
               81                $2,173,115   6505 Rockside Road
               82                $7,565,000   9366-9386 Montgomery Road
               83                $7,500,000   2-18 & 27 East 33rd Street
               89                $6,800,000   951-953 Amsterdam Avenue
               90                $6,800,000   11032-11056 Ventura Boulevard
               92                $6,486,435   1500 Park Street & 205 Sixth Street
               94                $1,947,327   12 - 92 Mountain View Trail East
               94                $1,828,103   53 Riverside Circle
               94                $1,490,302   230 - 385 Mountain View Tr., 12 -83 Vista Court
               94                  $663,681   2, 16, 22, 38 & 42 Copper Creek Drive
               94                  $309,983   121 Lumpkin County Parkway
               95                $6,200,000   1 Cowsett Avenue
               97                $6,085,034   1051 Martin Luther King Jr. Drive
               99                $5,779,484   11740 Tampa Gateway Boulevard
              100                $5,720,000   18 Eastern Boulevard
              102                $5,673,010   1800 East 23rd Street; 2220 Harper Street
              103                $5,640,000   2586-2608 Coney Island Avenue
              107                $5,350,000   699 Hampshire Road
              108                $5,350,000   1510 Dakota Ridge Drive
              112                $5,150,000   2121 Oceanside Boulevard
              113                $5,120,271   2 Chabot Street
              115                $5,050,000   Costco Way
              117                $4,984,185   721-729 East S.R. 50
              119                $4,900,000   14325-14397 Blanco Road
              120                $4,900,000   2 John Tyler Street & 3 John Tyler Street
              121                $4,900,000   18295 N. 83rd Avenue
              122                $4,850,000   1409-1447 North Arizona Boulevard
              123                $4,827,424   901 NE Glisan Street
              124                $4,826,000   9108 South Sheridan
              125                $4,800,000   7271 Wurzbach Road
              126                $4,782,543   3712-3762 West 25th Street
              128                $4,650,000   4139 William Penn Highway
              129                $4,625,000   7340 Forest Hill Avenue
              130                $4,500,000   273 West 500 South
              131                $4,378,977   14670 Gap Way
              132                $4,350,000   4720 Washington Avenue
              134                $4,200,000   5501 Lyons Road
              137                $4,100,000   101 - 115 North Main Street
              139                $4,000,000   8705 & 8711 Perimeter Park Boulevard
              140                $4,000,000   1500 West Highland Street
              143                $3,887,288   1140 Fort Campbell Boulevard
              145                $3,800,000   1010 East State Road 44
              150                $3,628,671   3753 Marietta Highway
              153                $3,500,000   9059-9061 Sutphin Boulevard
              155                $3,490,884   1211 Grants Drive
              156                $3,450,000   2814-2830 Main Street
              159                $3,400,000   5830 Robin Hill Road
              160                $3,360,000   48 Spruce Street
              162                $3,337,767   12, 59, 60 Huntington Street; 28, 62, 66, 70 Sicard Street; 51 Ray Street
              163                $3,300,000   200 Morgan Square Avenue South Washington Stree (US Route 522)
              165                $3,291,527   1955 Cleveland Road
              167                $3,200,000   3241 Steinway Street
              168                $3,200,000   15 Boulder Drive
              169                $3,200,000   5160 Franz Road; 2050-2220 Katy Hockley Cut-Off
              170                $3,188,500   2 Sammons Court
              172                $3,089,591   2550 Fair Oaks Boulevard
              173                $3,000,000   13105 Veterans Memorial Drive
              174                $3,000,000   840 North Kinzie Street
              177                $2,975,000   6 Cross Road Drive
              179                $2,791,054   33497 South Dixie Highway
              180                $2,789,409   1523 - 1541 Dean Street
              183                $2,620,000   5161 East 42nd Street
              184                $2,560,000   133-135 Main Street
              185                $2,506,802   2613-2617 Franklin Pike
              186                $2,500,000   16 Wright Way
              189                $1,490,000   2425-2435 Southeast Green Oaks Boulevard
              189                  $913,500   10045 MacArthur Boulevard
              191                $2,352,307   8157-8171 Highway 100
              192                $2,300,000   5511 Staples Mill Road
              194                $2,230,000   2929-2965 S. Featherly Way
              202                $2,000,000   Various
              203                $2,000,000   3424 Wrightsboro Road
              206                $1,992,726   2900 Curry Ford Road
              207                $1,950,000   319 North Main Street
              210                $1,938,325   231 & 301 Bugeye Square
              211                $1,934,554   3845 Illinois Avenue
              212                $1,903,774   3940 - 3958 Clarksville Pike
              213                $1,867,869   21327 SW Sherwood Boulevard
              214                $1,740,000   615 Day Hill Road
              216                $1,709,410   170 East Main Street
              221                $1,421,000   49A Pleasant Street
              223                $1,376,346   100 Tech Park Drive
              231                  $848,500   14200 N. Northsight Boulevard, Suite 155

Totals and
Weighted Averages:           $1,260,267,256


Mortgage Loan No.   City                     State   Zip Code   Cut-Off Date Balance per Unit or SF   Note Date    Maturity Date
-----------------   ----------------------   -----   --------   -----------------------------------   ----------   -------------
                3   Columbus                 OH         43219                                  $215   07/25/2007   08/08/2017
                5   La Mirada                CA         90638                                   $52   07/03/2007   08/01/2017
                5   Lexington                SC         29072                                   $52   07/03/2007   08/01/2017
                5   Tampa                    FL         33610                                   $52   07/03/2007   08/01/2017
                5   Las Vegas                NV         89032                                   $52   07/03/2007   08/01/2017
                5   Charlotte                NC         28269                                   $52   07/03/2007   08/01/2017
                5   Livermore                CA         94551                                   $52   07/03/2007   08/01/2017
                5   Phoenix                  AZ         85043                                   $52   07/03/2007   08/01/2017
                5   Severn                   MD         21144                                   $52   07/03/2007   08/01/2017
                5   Oklahoma City            OK         73131                                   $52   07/03/2007   08/01/2017
                5   Boca Raton               FL         33487                                   $52   07/03/2007   08/01/2017
                5   Manassas                 VA         20109                                   $52   07/03/2007   08/01/2017
                5   Zebulon                  NC         27597                                   $52   07/03/2007   08/01/2017
                5   Wixom                    MI         48393                                   $52   07/03/2007   08/01/2017
                5   Centennial               CO         80111                                   $52   07/03/2007   08/01/2017
                5   Fishers                  IN         46038                                   $52   07/03/2007   08/01/2017
                5   Ormond Beach             FL         32174                                   $52   07/03/2007   08/01/2017
                5   Plymouth                 MN         55442                                   $52   07/03/2007   08/01/2017
                5   Norwich                  CT         06360                                   $52   07/03/2007   08/01/2017
                5   Menomonee Falls          WI         53051                                   $52   07/03/2007   08/01/2017
                5   Garland                  TX         75042                                   $52   07/03/2007   08/01/2017
                5   Houston                  TX         77032                                   $52   07/03/2007   08/01/2017
                5   Clifton Park             NY         12065                                   $52   07/03/2007   08/01/2017
                5   Salem                    VA         24153                                   $52   07/03/2007   08/01/2017
                5   Twinsburg                OH         44087                                   $52   07/03/2007   08/01/2017
                5   Phoenix                  AZ         85044                                   $52   07/03/2007   08/01/2017
                5   Streator                 IL         61364                                   $52   07/03/2007   08/01/2017
                5   Montgomery               AL         36108                                   $52   07/03/2007   08/01/2017
                5   Cincinnati               OH         45014                                   $52   07/03/2007   08/01/2017
                5   Paducah                  KY         42001                                   $52   07/03/2007   08/01/2017
                5   Greensburg               PA         15601                                   $52   07/03/2007   08/01/2017
                5   Grand Forks              ND         58201                                   $52   07/03/2007   08/01/2017
                5   Plymouth                 MN         55442                                   $52   07/03/2007   08/01/2017
                5   Cheektowaga              NY         14224                                   $52   07/03/2007   08/01/2017
                5   Omaha                    NE         68110                                   $52   07/03/2007   08/01/2017
                5   Bismarck                 ND         58503                                   $52   07/03/2007   08/01/2017
                5   Chicago                  IL         60612                                   $52   07/03/2007   08/01/2017
                5   Hurricane                WV         25526                                   $52   07/03/2007   08/01/2017
                5   Tucson                   AZ         85719                                   $52   07/03/2007   08/01/2017
                6   Los Angeles              CA         90023                               $72,452   06/08/2007   06/08/2012
                8   Milford                  CT         06460                                  $199   10/09/2007   11/08/2017
               11   Solana Beach             CA         92075                                  $322   07/12/2007   08/01/2017
               13   Chicago                  IL         60610                              $172,093   07/12/2007   08/08/2012
               15   Torrance                 CA         90503                                  $171   07/31/2007   08/08/2017
               16   Independence             MO         64057                                  $166   06/15/2007   07/01/2017
               18   Boise                    ID         83702                                  $146   05/18/2007   06/01/2017
               20   Pittsburgh               PA         15213                               $39,823   07/20/2007   08/08/2017
               24   Studio City              CA         91604                              $175,397   06/29/2007   07/01/2017
               25   Sparrows Point           MD         21219                                   $30   08/17/2007   09/08/2012
               25   Burlington               NJ         08016                                   $30   08/17/2007   09/08/2012
               25   Louisville               KY         40258                                   $30   08/17/2007   09/08/2012
               26   Bloomington              IN         47401                               $80,948   08/10/2007   09/08/2017
               27   Culver City              CA         90232                                  $199   07/06/2007   08/01/2012
               28   Phoenix - Mesa           AZ         85040                                  $136   07/26/2007   08/08/2017
               29   Phoenix - Mesa           AZ         85040                                  $171   07/26/2007   08/08/2017
               30   London                   KY         40741                                   $31   09/14/2007   10/08/2017
               30   Danville                 KY         40422                                   $31   09/14/2007   10/08/2017
               30   Paintsville              KY         41256                                   $31   09/14/2007   10/08/2017
               30   Ashland                  KY         41102                                   $31   09/14/2007   10/08/2017
               30   Winchester               KY         40391                                   $31   09/14/2007   10/08/2017
               30   Mt. Sterling             KY         40353                                   $31   09/14/2007   10/08/2017
               30   Lawrenceburg             KY         40342                                   $31   09/14/2007   10/08/2017
               30   Wheelersburg             OH         45694                                   $31   09/14/2007   10/08/2017
               30   Morehead                 KY         40351                                   $31   09/14/2007   10/08/2017
               30   Winchester               KY         40391                                   $31   09/14/2007   10/08/2017
               30   Berea                    KY         40403                                   $31   09/14/2007   10/08/2017
               30   Hager Hill/Paintsville   KY         41222                                   $31   09/14/2007   10/08/2017
               30   Willard                  OH         44890                                   $31   09/14/2007   10/08/2017
               30   Willard                  OH         44890                                   $31   09/14/2007   10/08/2017
               30   Morehead                 KY         40351                                   $31   09/14/2007   10/08/2017
               30   Wheelersburg             OH         45694                                   $31   09/14/2007   10/08/2017
               30   Salyersville             KY         41465                                   $31   09/14/2007   10/08/2017
               30   Greenwich                OH         44837                                   $31   09/14/2007   10/08/2017
               30   West Liberty             KY         41472                                   $31   09/14/2007   10/08/2017
               30   West Liberty             KY         41472                                   $31   09/14/2007   10/08/2017
               30   Whitesburg               KY         41858                                   $31   09/14/2007   10/08/2017
               30   Willard                  OH         44890                                   $31   09/14/2007   10/08/2017
               32   New York                 NY         10003                                $3,553   04/18/2007   05/01/2017
               33   Elizabeth                NJ         07201                                   $50   11/14/2006   12/01/2017
               35   Denver                   CO         80123                                  $101   08/22/2007   09/08/2017
               36   West Lafayette           IN         47906                               $33,184   03/15/2007   04/01/2017
               37   Ukiah                    CA         95482                                   $47   02/27/2007   03/01/2017
               37   Taft                     CA         93268                                   $47   02/27/2007   03/01/2017
               37   Riverside                CA         92508                                   $47   02/27/2007   03/01/2017
               38   Riverside                CA         92505                                  $217   07/31/2007   08/01/2017
               39   Fort Worth               TX         76177                                   $41   07/19/2007   08/07/2017
               48   West Lafayette           IN         47906                               $84,743   07/16/2007   08/08/2017
               48   Bloomington              IN         47408                               $84,743   07/16/2007   08/08/2017
               50   Washington               DC         20005                                  $214   05/11/2007   06/01/2017
               52   South Orange             NJ         07079                              $153,333   05/30/2007   06/07/2012
               55   Salt Lake City           UT         84106                                  $144   04/07/2006   05/01/2017
               57   Bettendorf               IA         52722                               $54,144   06/29/2007   07/01/2017
               61   Las Vegas                NV         89119                                  $128   07/27/2007   08/08/2017
               62   Boca Raton               FL         33487                                  $207   07/31/2007   08/08/2017
               64   North Fayette Township   PA         15275                                  $220   04/25/2007   05/01/2017
               67   Ft. Myers Beach          FL         33931                               $72,715   07/02/2007   08/01/2017
               69   Columbus                 OH         43017                                  $178   07/02/2007   08/01/2017
               70   Ardmore                  PA         19003                               $84,800   06/12/2007   07/01/2017
               71   Washington               DC         20004                                  $203   05/11/2007   06/01/2017
               72   Pensacola                FL         32534                                  $179   07/13/2007   08/08/2012
               72   Snellville               GA         30017                                  $179   07/13/2007   08/08/2012
               72   Spanish Fort             AL         36527                                  $179   07/13/2007   08/08/2012
               74   Everett                  WA         98201                                  $259   06/11/2007   07/01/2017
               78   Bolingbrook              IL         60440                                  $188   05/23/2007   06/01/2017
               79   Springfield              MO         65807                                   $45   07/05/2007   08/01/2017
               80   Westlake                 OH         44145                                   $85   09/19/2007   10/08/2017
               81   Independence             OH         44131                                   $85   09/19/2007   10/08/2017
               82   Montgomery               OH         45242                                  $189   02/28/2007   03/01/2017
               83   Paterson                 NJ         07514                                   $64   10/11/2007   11/08/2017
               89   New York                 NY         10025                              $194,286   08/20/2007   09/08/2017
               90   Los Angeles              CA         91604                                  $412   06/01/2007   07/01/2017
               92   Castle Rock              CO         80104                                   $52   08/31/2007   09/08/2017
               94   Dahlonega                GA         30533                               $64,324   08/01/2007   08/08/2017
               94   Dahlonega                GA         30533                               $64,324   08/01/2007   08/08/2017
               94   Dahlonega                GA         30533                               $64,324   08/01/2007   08/08/2017
               94   Dahlonega                GA         30533                               $64,324   08/01/2007   08/08/2017
               94   Dahlonega                GA         30533                               $64,324   08/01/2007   08/08/2017
               95   West Warwick             RI         02893                                  $303   08/31/2007   09/08/2017
               97   Monroe                   LA         71203                               $23,404   08/07/2007   09/08/2017
               99   Seffner                  FL         33584                               $77,060   07/24/2007   08/08/2017
              100   Canandaigua              NY         14424                                  $393   07/31/2007   08/08/2017
              102   Lawrence                 KS         66044                                  $101   05/16/2007   06/01/2017
              103   Brooklyn                 NY         11223                                  $705   06/27/2007   07/01/2012
              107   Thousand Oaks            CA         91361                                  $195   07/17/2007   08/01/2017
              108   Indianapolis             IN         46217                               $66,875   08/31/2007   07/01/2015
              112   Oceanside                CA         92054                                  $181   05/17/2007   06/01/2017
              113   Westbrook                ME         04092                                  $175   08/07/2007   08/08/2017
              115   Monroe                   NJ         08831                                   $21   12/27/2006   01/01/2018
              117   Clermont                 FL         34711                                  $114   06/12/2007   07/01/2012
              119   San Antonio              TX         78248                                  $132   05/22/2007   06/01/2017
              120   Merrimack                NH         03054                                   $60   06/29/2007   07/01/2017
              121   Glendale                 AZ         85303                                  $293   12/28/2006   01/01/2018
              122   Coolidge                 AZ         85228                                  $173   08/27/2007   09/08/2017
              123   Portland                 OR         97232                                  $193   10/19/2007   06/01/2017
              124   Tulsa                    OK         74137                                  $163   06/21/2007   07/01/2017
              125   San Antonio              TX         78240                                  $108   08/24/2007   09/08/2017
              126   Cleveland                OH         44109                                  $114   06/06/2007   07/01/2017
              128   Monroeville              PA         15146                                  $284   05/17/2007   06/08/2017
              129   Richmond                 VA         23225                                  $352   07/17/2007   08/01/2017
              130   Bountiful                UT         84010                                  $115   06/20/2006   07/09/2016
              131   Gainesville              VA         20155                                  $363   05/31/2007   06/01/2017
              132   Houston                  TX         77007                                  $254   06/28/2007   07/01/2017
              134   Coconut Creek            FL         33073                                  $253   02/02/2007   03/01/2017
              137   Bel Air                  MD         21014                                  $150   07/26/2007   08/08/2017
              139   Jacksonville             FL         32216                                  $104   05/17/2007   06/01/2017
              140   Lakeland                 FL         33815                               $16,667   04/02/2007   05/01/2017
              143   Clarksville              TN         37042                                  $135   06/14/2007   07/01/2017
              145   Shelbyville              IN         46176                                  $256   06/06/2007   07/01/2017
              150   Canton                   GA         30114                                  $190   08/01/2007   09/01/2017
              153   Jamaica                  NY         11435                                  $512   08/03/2007   08/08/2017
              155   Morgantown               WV         26505                               $51,337   07/25/2007   08/01/2017
              156   Newberry                 SC         29108                                  $122   05/31/2007   06/01/2017
              159   Lakeport                 CA         95453                               $50,000   06/15/2007   07/01/2012
              160   Oakland                  NJ         07436                                   $83   08/22/2007   09/08/2017
              162   New Brunswick            NJ         08901                              $278,147   08/03/2007   08/08/2017
              163   Berkeley Springs         WV         25411                                   $58   08/08/2007   09/01/2017
              165   Wooster                  OH         44691                                  $295   07/25/2007   08/08/2017
              167   Astoria                  NY         11103                              $228,571   07/19/2007   08/08/2017
              168   Pittsburgh               PA         15239                               $38,095   05/30/2007   06/01/2017
              169   Katy                     TX         77493                                   $89   06/29/2007   07/01/2017
              170   Bolingbrook              IL         60440                                   $58   06/13/2007   07/01/2017
              172   Sacramento               CA         95825                                  $189   06/08/2007   07/01/2017
              173   Houston                  TX         77014                                   $62   08/30/2007   09/08/2017
              174   Bradley                  IL         60915                                  $196   07/30/2007   08/08/2017
              177   Mills River              NC         28742                                   $79   07/20/2007   08/01/2017
              179   Florida City             FL         33034                                  $171   06/15/2007   07/01/2017
              180   Brooklyn                 NY         11213                                   $90   07/11/2007   08/08/2017
              183   Odessa                   TX         79762                                  $109   07/26/2007   08/01/2017
              184   Westhampton Beach        NY         11978                                  $241   10/10/2007   11/08/2017
              185   Nashville                TN         37204                                  $142   06/14/2007   07/01/2017
              186   Oakland                  NJ         07436                                   $57   06/29/2007   07/01/2017
              189   Arlington                TX         76018                                   $78   05/08/2007   06/01/2017
              189   Irving                   TX         75063                                   $78   05/08/2007   06/01/2017
              191   Nashville                TN         37221                                  $210   06/14/2007   07/01/2017
              192   Richmond                 VA         23228                                   $87   07/27/2007   08/08/2017
              194   Boise                    ID         83709                                   $68   07/09/2007   08/01/2017
              202   Otay Mesa                CA         92154                                    $7   08/07/2007   08/08/2017
              203   Augusta                  GA         30909                                  $222   07/05/2007   08/01/2017
              206   Orlando                  FL         32803                                   $75   06/07/2007   07/01/2017
              207   Lacey                    NJ         08734                                  $264   06/14/2007   07/01/2017
              210   Prince Frederick         MD         20678                                   $56   07/25/2007   08/08/2017
              211   St. Charles              IL         60174                                  $240   07/27/2007   08/08/2017
              212   Nashville                TN         37218                                  $129   06/14/2007   07/01/2017
              213   Sherwood                 OR         97140                                  $321   06/06/2007   07/01/2017
              214   Windsor                  CT         06095                                   $79   06/26/2007   07/01/2017
              216   Hendersonville           TN         37075                                  $192   06/14/2007   07/01/2017
              221   Nantucket                MA         07643                                  $684   06/29/2007   07/01/2017
              223   Rochester                NY         14623                                  $115   08/02/2007   08/08/2017
              231   Scottsdale               AZ         85260                                  $226   08/24/2007   09/08/2017

Totals and
Weighted Averages:


Mortgage Loan No.   ARD Loan   Original Term to Maturity   Remaining Term to Maturity   Original Amort. Term(9)   Mortgage Rate
-----------------   --------   -------------------------   --------------------------   -----------------------   -------------
                3   No                               120                          117                        IO           6.115%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                5   No                               120                          117                        IO           6.383%
                6   No                                60                           55                        IO           6.050%
                8   No                               121                          120                       360           6.030%
               11   No                               120                          117                       360           6.388%
               13   No                                60                           57                        IO           6.510%
               15   No                               120                          117                       360           6.180%
               16   No                               120                          116                       360           5.690%
               18   No                               120                          115                       360           5.600%
               20   No                               120                          117                       360           6.140%
               24   No                               120                          116                        IO           5.580%
               25   No                                60                           58                       360           6.270%
               25   No                                60                           58                       360           6.270%
               25   No                                60                           58                       360           6.270%
               26   No                               120                          118                       360           6.270%
               27   No                                60                           57                        IO           6.480%
               28   No                               120                          117                       360           6.480%
               29   No                               120                          117                       360           6.580%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               30   No                               120                          119                       360           6.170%
               32   Yes                              120                          114                       360           5.705%
               33   No                               132                          121                        IO           5.850%
               35   No                               120                          118                       360           6.235%
               36   No                               120                          113                       360           5.800%
               37   Yes                              120                          112                       360           6.100%
               37   Yes                              120                          112                       360           6.100%
               37   Yes                              120                          112                       360           6.100%
               38   No                               120                          117                       360           6.140%
               39   No                               120                          117                       360           5.680%
               48   No                               120                          117                       360           5.910%
               48   No                               120                          117                       360           5.910%
               50   No                               120                          115                       360           5.540%
               52   No                                60                           55                        IO           5.700%
               55   No                               132                          114                       360           6.090%
               57   No                               120                          116                       360           5.720%
               61   No                               120                          117                        IO           6.240%
               62   No                               120                          117                       360           6.110%
               64   No                               120                          114                       360           5.730%
               67   No                               120                          117                       360           5.850%
               69   No                               120                          117                       360           6.240%
               70   No                               120                          116                       360           5.940%
               71   No                               120                          115                       360           5.540%
               72   No                                60                           57                       360           6.550%
               72   No                                60                           57                       360           6.550%
               72   No                                60                           57                       360           6.550%
               74   No                               120                          116                       360           5.640%
               78   No                               120                          115                       360           5.610%
               79   No                               120                          117                       120           6.100%
               80   No                               120                          119                       336           6.530%
               81   No                               120                          119                       336           6.530%
               82   No                               120                          112                       360           5.650%
               83   No                               120                          120                       360           6.590%
               89   No                               120                          118                        IO           6.520%
               90   No                               120                          116                        IO           5.950%
               92   No                               120                          118                       324           6.540%
               94   No                               120                          117                       360           6.020%
               94   No                               120                          117                       360           6.020%
               94   No                               120                          117                       360           6.020%
               94   No                               120                          117                       360           6.020%
               94   No                               120                          117                       360           6.020%
               95   No                               120                          118                       360           6.190%
               97   No                               120                          118                       300           6.600%
               99   No                               120                          117                       300           6.690%
              100   No                               120                          117                       360           6.210%
              102   No                               120                          115                       360           5.800%
              103   No                                60                           56                       360           6.170%
              107   No                               120                          117                       360           6.290%
              108   No                                94                           92                       360           6.260%
              112   No                               120                          115                       360           5.680%
              113   No                               120                          117                       300           6.250%
              115   No                               132                          122                        IO           5.690%
              117   No                                60                           56                       360           6.420%
              119   No                               120                          115                       360           5.700%
              120   No                               120                          116                       360           6.300%
              121   No                               132                          122                       360           5.960%
              122   No                               120                          118                       324           6.400%
              123   No                               115                          115                       360           5.780%
              124   No                               120                          116                       360           6.270%
              125   No                               120                          118                       360           6.200%
              126   No                               120                          116                       360           5.850%
              128   No                               120                          115                       360           5.710%
              129   No                               120                          117                       360           5.690%
              130   No                               120                          104                       360           6.230%
              131   No                               120                          115                       360           5.760%
              132   No                               120                          116                       360           5.670%
              134   No                               120                          112                       360           5.950%
              137   No                               120                          117                       360           6.370%
              139   No                               120                          115                       360           5.760%
              140   No                               120                          114                       360           5.530%
              143   No                               120                          116                       360           6.300%
              145   No                               120                          116                        IO           5.790%
              150   No                               120                          118                       360           6.220%
              153   No                               120                          117                       360           6.380%
              155   No                               120                          117                       360           6.100%
              156   No                               120                          115                       360           5.770%
              159   No                                60                           56                        IO           5.850%
              160   No                               120                          118                       360           6.340%
              162   No                               120                          117                       300           6.520%
              163   No                               120                          118                       360           6.430%
              165   No                               120                          117                       360           6.160%
              167   No                               120                          117                       360           6.290%
              168   No                               120                          115                       360           5.900%
              169   No                               120                          116                       360           6.210%
              170   No                               120                          116                       360           5.900%
              172   No                               120                          116                       360           6.180%
              173   No                               120                          118                       360           6.630%
              174   No                               120                          117                       360           6.490%
              177   No                               120                          117                       360           6.130%
              179   No                               120                          116                       360           6.380%
              180   No                               120                          117                       300           6.330%
              183   No                               120                          117                       360           6.400%
              184   No                               120                          120                       360           6.840%
              185   No                               120                          116                       360           6.300%
              186   No                               120                          116                       360           5.790%
              189   No                               120                          115                       360           5.680%
              189   No                               120                          115                       360           5.680%
              191   No                               120                          116                       360           6.300%
              192   No                               120                          117                       360           6.290%
              194   No                               120                          117                       360           6.260%
              202   No                               120                          117                       360           6.130%
              203   No                               120                          117                        IO           5.700%
              206   No                               120                          116                       360           5.850%
              207   No                               120                          116                       360           6.280%
              210   No                               120                          117                       240           6.250%
              211   No                               120                          117                       360           5.780%
              212   No                               120                          116                       360           6.300%
              213   No                               120                          116                       360           5.660%
              214   No                               120                          116                       360           5.950%
              216   No                               120                          116                       360           6.300%
              221   No                               120                          116                       360           6.350%
              223   No                               120                          117                       360           6.030%
              231   No                               120                          118                       360           6.160%

Totals and
Weighted Averages:                                   116                          113                       354           6.163%


                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since November 1, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS

Representation No. 2: Whole Loan; Ownership of Mortgage Loans

Loan No. 6, Wyvernwood Garden Apartments: The Mortgage Loan is a senior note of the related whole loan.

Loan No. 3, Easton Town Center: The Mortgage Loan is one of the pari passu notes, which are senior to two subordinate notes. Such pari passu notes and subordinate notes comprise the related whole loan.

Loan No. 5, U.S. Foodservice Portfolio: The Mortgage Loan is one of the pari passu notes of the related whole loan.

Loan No. 26, Varsity Apartments: The Mortgage Loan is a senior note of the related whole loan.

Loan No. 80, Ohio Office Portfolio - Atrium of Westlake; Loan No. 80, Ohio Office Portfolio - Rockwood Center Office Building: The Mortgage Loan is a senior note of the related whole loan. The two whole loans are cross-defaulted.

Loan No. 37, Kmart Portfolio - Uklah, Taft Kmart and Riverside Kmart: The Mortgage Loan is a senior note of the related whole loan.

Representation No. 4: Lien; Valid Assignment

Loan No. 5, U.S. Foodservice Portfolio: All personal property (other than fixtures) at each Mortgaged Property is owned by the tenant under the master lease and is not subject to the lien of the Mortgage.

Representation No. 14: Insurance

Loan No. 202, Otay Mesa Parking Facility: As the Mortgaged Property is a parking lot, worker's compensation insurance, boiler and machinery insurance, flood insurance, builder's risk insurance and other insurance (except liability insurance, terrorism insurance and business interruption insurance) were waived under the Mortgage Loan documents.

Representation No. 23: Compliance with Laws

Loan No. 202, Otay Mesa Parking Facility: As a post-closing obligation, the Mortgagor is required to clear two violations (one for the storage of motor homes and the other for the installation of electric lights without a permit).

Loan No. 30, SROA Self Storage Properties: As a post-closing obligation, the Mortgagor is required to clear rear and side setback violations at one of the Mortgaged Properties.

Loan No. 162, ACRE Rutgers University Student Housing Portfolio: As a post-closing obligation, the Mortgagor is required to cure two local law violations with respect to the Mortgaged Property.

Representation No. 25: Releases of Mortgaged Property

Loan No. 3, Easton Town Center: The Mortgage Loan allows for a release of up to 15,000 square feet of gross leasable area of income-producing portions of the Mortgaged Property and transfer of such property to a third party; provided that such transfer will not materially impair the utility and operation of the Mortgaged Property or adversely affect the Mortgagor's ability to repay the Mortgage Loan, subject to the satisfaction of certain conditions, including, but not limited to, (i) the Mortgagor prepays (together with the applicable yield maintenance premium) a portion of the Mortgage Loan in an amount which will result in the DSCR equaling or exceeding the greater of the DSCR on the loan closing date and the DSCR immediately preceding such release; provided, however, that if the DSCR immediately prior to and immediately after such release is greater than or equal to 1.20x, the Mortgagor is not required to make a prepayment in connection with such release, and (ii) a Rating Agency Confirmation is obtained. In addition, the Mortgage Loan allows a release for
(A) the unimproved, non-income producing parcels of the Mortgaged Property identified in the Mortgage Loan documents and (B) any non-income producing parcel of the Mortgaged Property which is not identified in the Mortgage Loan documents, and in the case of each of clauses (A) and (B), transfer such non-income producing parcel to a third party for the purpose of the transferee erecting and operating additional structures, the use of which is consistent with a retail, mixed use project, subject to certain conditions set forth in the Mortgage Loan documents.

Loan No. 5, U.S. Foodservice Portfolio: From and after the expiration of the lockout period (which is the period ending on the earlier of (a) the date on which the last pari passu note to be securitized has been deposited into a securitization or (b) August 2, 2008), the Mortgage Loan allows for a release of an individual property, subject to the satisfaction of certain conditions, including, but not limited to, (i) the payment of a release price and the applicable yield maintenance premium or, from and after the expiration of the defeasance lockout period, effecting a partial defeasance (as set forth below),
(ii) the DSCR for the remaining properties will not be less than the greater of the DSCR as of the loan closing and 80% of the DSCR immediately prior to such release, (iii) the LTV ratio for the remaining properties will not be greater than the LTV ratio at the loan closing and (iv) the Mortgagor executes and delivers such other instruments, certificates, opinions of counsel and documentation as the Mortgagee and the Rating Agencies reasonably request.

      At any time subsequent to the defeasance lockout period (which is the period commencing on the first day after the expiration of the prepayment lockout period and ending on the date that is 2 years after the date on which the entire principal amount of each pari passu note is securitized) and prior to the date that is 6 months prior to the maturity date, the Mortgage Loan allows for a release of an individual property by defeasance, subject to the satisfaction of certain conditions, including, but not limited to, (i) the applicable conditions set forth in the immediately preceding paragraph regarding a property release are satisfied, (ii) the defeasance collateral has been deposited as set forth in the Mortgage Loan documents, and (iii) a Rating Agency Confirmation is obtained.

      In addition, the Mortgage Loan allows a substitution, subject to the satisfaction of certain conditions, including, but not limited to, (i) such right of substitution is limited to individual properties whose aggregate release amounts represents not greater than 30% of the loan amount, (ii) the DSCR for the remaining properties will not be less than the greater of the DSCR as of the loan closing and 80% of the DSCR immediately prior to such substitution, (iii) the LTV ratio for the remaining properties will not be greater than the LTV ratio at the loan closing, (iv) such substitution will not cause the aggregate release amounts with respect to individual properties in any single State to exceed 30% of the loan amount and (v) a Rating Agency Confirmation is obtained.

Loan No. 25, Exeter Industrial Portfolio - 5107 North Point Boulevard; Loan No. 25, Exeter Industrial Portfolio - 200 Connecticut Drive; Loan No. 25, Exeter Industrial Portfolio - 10641 Freeport Drive: The Mortgage Loan allows for partial release with respect to a Mortgaged Property subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the DSCR with respect to the remaining Mortgaged Properties would not be less than the DSCR immediately prior to such release, (ii) payment of a release price in an amount equal to 115% of the allocated loan amount or an amount determined by the Mortgagee to be sufficient to cause the DSCR with respect to the remaining Mortgaged Properties to satisfy the condition set forth in clause (i) of this paragraph, (iii) payment of the applicable yield maintenance premium, and (iv) a Rating Agency Confirmation is obtained.

      In addition, the Mortgage Loan allows for partial defeasance with respect to a Mortgaged Property subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the DSCR with respect to the remaining Mortgaged Properties would not be less than the DSCR immediately prior to such defeasance, (ii) the defeasance amount would be equal to 115% of the allocated loan amount or an amount determined by the Mortgagee to be sufficient to cause the DSCR with respect to the remaining Mortgaged Property to satisfy the condition set forth in clause (i) of this paragraph, and (iii) a Rating Agency Confirmation is obtained.

Loan No. 72, Crestview Eastern Milestone Portfolio - Shoppes at Milestone; Loan No. 72, Crestview Eastern Milestone Portfolio - Crestview Plaza; Loan No. 72, Crestview Eastern Milestone Portfolio - Eastern Shore: The Mortgage Loan allows for partial defeasance with respect to a Mortgaged Property subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the defeasance amount would be equal to 125% of the allocated loan amount, (ii) the DSCR with respect to the remaining Mortgaged Properties would not be less than 1.20x, (iii) the LTV ratio with respect to the remaining Mortgaged Properties would not be greater than 80%, and (iv) a Rating Agency Confirmation is obtained.

Loan No. 80, Ohio Office Portfolio - Atrium of Westlake; Loan No. 80, Ohio Office Portfolio - Rockwood Center Office Building: In addition to allowing a full defeasance of the two loans set forth above simultaneously (which are cross-defaulted and cross-collateralized), each of such loans permits the related Mortgagor to defease only one of the two loans (and no simultaneously defease the other loan), subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the Mortgagor of the loan being defeased delivers defeasance collateral that is sufficient to generate 125% of debt service under such loan and the excess 25% portion of such defeasance collateral is used to partially defease the other loan (the "Partial Defeasance Loan"), (ii) the DSCR with respect to the Partial Defeasance Loan (including the A note and the B note) would not be less than 1.20x, (iii) the LTV ratio with respect to the Partial Defeasance Loan (including the A note and the B note) would not be greater than 75%, and (iv) a Rating Agency Confirmation is obtained.

Loan No. 216, Drakes Creek Shops: The Mortgage allows for the release of a certain specified portion of the Mortgaged Property on or after July 1, 2012, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) prepayment of the Mortgage Loan in an amount not less than the consideration paid for the release parcel by its purchaser, net the actual un-reimbursed costs and expenses incurred by the Mortgagor relating to the sale of the release parcel and such prepayment (provided that if such prepayment would be in an amount greater than or equal to 75% of the then outstanding principal balance of the Mortgage Loan, the Mortgagor would be required to prepay the entire Mortgage Loan), (ii) payment of the applicable yield maintenance premium, (iii) the DSCR with respect to the remaining Mortgaged Property would not be less than the greater of 1.20x and the DSCR immediately prior to such partial release, (iv) the LTV ratio with respect to the remaining Mortgaged Property would not be greater than the lesser of 80% or the LTV ratio immediately prior to such partial release, and (v) a Rating Agency Confirmation is obtained.

Loan No. 70, Suburban Court: The Mortgage Loan allows for partial defeasance with respect to a certain specified portion of the Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the DSCR with respect to the remaining Mortgaged Property would not be less than 1.20x, (ii) the LTV ratio with respect to the remaining Mortgage Property would not be greater than 80%, (iii) the defeasance amount would be $500,000 and (iv) a Rating Agency Confirmation is obtained.

Loan No. 27, Higuera/Hayden Buildings: The Mortgage allows for the release of a certain specified portion of the Mortgaged Property subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) payment of a release price (and the applicable yield maintenance premium) set forth in the Mortgage Loan documents, (ii) the DSCR with respect to the remaining Mortgaged Property would not be less than the greater of 1.20x and the DSCR immediately prior to such partial release, and (iii) the LTV ratio with respect to the remaining Mortgaged Property would not be greater than the lesser of 70% or the LTV ratio immediately prior to such partial release.

Loan No. 177, Mills River Shopping Center: The Mortgage allows for release of a vacant parcel without the payment of a release price, subject to the satisfaction of certain conditions, including, but not limited to, the receipt by the Mortgagee of evidence that the remainder of the Mortgaged Property is a distinct tax lot and legal parcel separate from the release parcel.

Loan No. 52, Ridgewood Commons: The Mortgage Loan allows for the release of a certain specified portion of the Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the DSCR with respect to the remaining Mortgaged Property would not be less than the greater of the DSCR as of the closing of the Mortgage Loan and the DSCR immediately prior to such partial release, (ii) prepayment of the Mortgage Loan in an amount equal to the greater of $1,000,000 or an amount determined by the Mortgagee in its sole discretion sufficient to cause the DSCR with respect to the remaining Mortgaged Property to satisfy the condition set forth in clause
(i) of this paragraph, and (iii) payment of the applicable yield maintenance premium.

Loan No. 37, Kmart Portfolio - Uklah, Taft Kmart and Riverside Kmart: Pursuant to each Kmart/Home Depot lease, if (i) a casualty requires Kmart or Home Depot, as applicable, to close for more than 60 days to rebuild or a condemnation leaves the property uneconomic and permanently unsuitable, (ii) an event of default has occurred and in continuing regarding environmental matters, (iii) after the 5th anniversary Kmart or Home Depot, as applicable, determines that the property is unsuitable, or (iv) Kmart or Home Depot, as applicable, elects to make an alteration with an estimated cost in excess of $3,000,000 and subsequently Kmart or Home Depot, as applicable, the borrower and the lender cannot reach an agreement regarding reimbursement, then Kmart or Home Depot, as applicable, my elect to either (a) substitute the leased property (subject to the borrower's and the borrower's mortgagee's reasonable approval, which such approval as it relates to the borrower's mortgagee may be based upon receipt of a REMIC opinion as well as upon confirmation that the substitution will not result in a downgrade, withdrawal or qualification of any rating then assigned to the certificates) or (b) purchase the property. If the borrower rejects the offer to purchase, the lease will terminate, which such termination will be at least 180 days after the date of the notice of purchase offer. These are mitigated by the use of recourse in the note and lease enhancement insurance policies in place at loan closing.

Loan No. 143, Dover Crossing Shops; Loan No. 212, Creekside Shops; Loan No. 185, Melrose Center Shop, Loan No. 191, Trace Creek Shops: Each of these Mortgage Loans allows for partial release with respect to a certain specified portion of the related Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) prepayment of the related Mortgage Loan in an amount not less than the consideration paid for the applicable release parcel by its purchaser, net the actual un-reimbursed costs and expenses incurred by the related Mortgagor relating to the sale of the release parcel and such prepayment (provided that if such prepayment would be in an amount greater than or equal to 75% of the then outstanding principal balance of the applicable Mortgage Loan, the related Mortgagor would be required to prepay the entirety of such Mortgage Loan), (ii) payment of the applicable yield maintenance premium, (iii) the DSCR with respect to the remaining related Mortgaged Property would not be less than the greater of 1.20x and the DSCR immediately prior to such partial release, (iv) the LTV ratio with respect to the remaining related Mortgaged Property would not be greater than the lesser of 80% or the LTV ratio immediately prior to such partial release, and (v) a Rating Agency Confirmation is obtained.

Representation No. 30: Junior Liens

Loan No. 6, Wyvernwood Garden Apartments: The Mortgage Loan is a senior note of the related whole loan. The subordinate notes consist of (i) a $28 Million note and (ii) a $27 Million note (currently held by CIT Real Estate), which is subordinated to the $28 Million note. [Note: $28 Million B note is being created off the existing A note.]

Loan No. 3, Easton Town Center: The Mortgage Loan is one of the pari passu notes, which are senior to two subordinate notes. Such pari passu notes and subordinate notes comprise the related whole loan.

Loan No. 5, U.S. Foodservice Portfolio: The Mortgage Loan is one of the pari passu notes of the related whole loan.

Loan No. 26, Varsity Apartments: The Mortgage Loan is a senior note of the related whole loan.

Loan No. 80, Ohio Office Portfolio - Atrium of Westlake; Loan No.80, Ohio Office Portfolio - Rockwood Center Office Building: The Mortgage Loan is a senior note of the related whole loan. The two whole loans are cross-defaulted.

Loan No. 37, Kmart Portfolio - Uklah, Taft Kmart and Riverside Kmart: The Mortgage Loan is a senior note of the related whole loan. The subordinate note has an original principal balance of $3.5 Million. [Note: the B note is being created, with the A note resulting in $14 Million (original principal balance).]

Loan No. 126, Brooklyn Centre: The related Mortgaged Property is also subject to a mortgage held by the City of Cleveland, which mortgage is subordinated to the Mortgage of the mortgage loan pursuant to a subordination and standstill agreement.

Loan No. 20, Art Institute Student Housing: The Mortgaged Property is also subject to a mortgage held by the Urban Redevelopment Authority of Pittsburgh, which mortgage is subordinated to the Mortgage of the Mortgage Loan pursuant to an intercreditor and standstill agreement.

Representation No. 33: Licenses and Permits

Loan No. 177, Mills River Shopping Center: At loan closing, a certificate of occupancy has not been issued. The non-recourse carve-out guarantee covers any loss from the failure to obtain the certificate of occupancy.

Loan No. 162, ACRE Rutgers University Student Housing Portfolio: As a post-closing obligation, the Mortgagor is required to obtain a permanent certificate of occupancy with respect to each of the four properties comprising the Mortgaged Property.

Loan No. 52, Ridgewood Commons: As a post-closing obligation, the Mortgagor is required to obtain a certificate of inspection with respect to the residential portion of the Mortgaged Property.

Loan No. 137, Spenceola Main Street Center: As a post-closing obligation, the Mortgagor is required to use its best efforts to obtain a certificate of occupancy with respect to certain portions of the Mortgaged Property.

Loan No. 89], 951-953 Amsterdam Ave: As a post-closing obligation, the Mortgagor is required to obtain a revised permanent certificate of occupancy relating to one of the two properties comprising the Mortgaged Property.

Loan No. 231, 14200 N. Northsight, Suite 155: As a post-closing obligation, the Mortgagor is required to obtain a certificate of occupancy.

Loan No. 32, Bank of America - 36 East 14th Street: As a post-closing obligation, the Mortgagor is required to obtain a permanent certificate of occupancy.

Loan No. 97, Holiday Inn & Suites Conference Center: An affiliate of the Mortgagor, rather than the Mortgagor, holds the liquor license relating to the Mortgaged Property.

Representation No. 35: Due on Sale

Loan No. 3, Easton Town Center: Future mezzanine financing is permitted at any time after two years of the securitization, subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 86%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.00x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 13, Amalfi Hotel: Future mezzanine financing is permitted subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 70%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.35x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 16, Centerpoint Medical Building: Future mezzanine financing is permitted, subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 75%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.15x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 62, Peninsula Corporate Center: Future mezzanine financing is permitted, subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.20x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 71, 1317 F Street NW: Future mezzanine financing is permitted subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 80% and (ii) a Rating Agency Confirmation is obtained.

Loan No. 50, 1023 15th Street NW: Future mezzanine financing is permitted subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 80% and (ii) a Rating Agency Confirmation is obtained.

Loan No. 120, Why Self Storage: Future mezzanine financing is permitted subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 75%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.20x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 107, Westlake Village: Future mezzanine financing is permitted subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.20x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 32, Bank of America - 36 East 14th Street: Future mezzanine financing is permitted at any time that is not within 90 days of a securitization of the Mortgage Loan, subject to certain conditions, including, but not limited to, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would not be greater than 85%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.07x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 79, Ferrell-Duncan Medical Clinic: Future mezzanine financing is permitted at any time, subject to certain conditions, including, but not limited to, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would not be greater than 50%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.20x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 123, Copelands Building: Future mezzanine financing is permitted at any time that is not within 60 days of the securitization of the Mortgage Loan, subject to certain conditions, including, but not limited, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.24x and (iii) a Rating Agency Confirmation is obtained. Additionally, future secured subordinate financing is permitted at any time that is not within 60 days of the securitization of the Mortgage Loan, subject to certain conditions, including, but not limited, the following: (i) the subordinate financing would not exceed $450,000 and (ii) a Rating Agency Confirmation is obtained.

Loan No. 112, Oceanside Self Storage: Future mezzanine financing is permitted at any time after May 17, 2009, subject to certain conditions, including, but not limited, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.20x and (iii) a Rating Agency Confirmation is obtained.

Loan No. 189, Texas Retail Portfolio - Green Oaks, Loan No. 189, Texas Retail Portfolio - Crossroads Center: Future mezzanine financing is permitted, subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 85%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.15x and (iii) a Rating Agency Confirmation is obtained at the discretion of the Mortgagee.

Loan No. 210], Calvert Industrial: Future mezzanine financing is permitted at any time after two years of the securitization, subject to certain conditions, including, but not limited, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.10x,
(iii) the principal amount of the mezzanine loan is not less than $250,000, and
(iv) other conditions required by the Mortgagee and the Rating Agencies.

Loan No. 179, Florida City Commons: Future mezzanine financing is permitted at any time after July 1, 2009, subject to certain conditions, including, but not limited, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.20x, and (iii) other conditions required by the Mortgagee and the Rating Agencies.

Loan No. 55, Plaza 7-21: Future mezzanine financing is permitted in connection with an assumption of the Mortgage Loan, subject to certain conditions, including, but not limited, the following: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan would be no greater than 75%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.10x, and (iii) the Mortgagee, in its reasonable discretion, approves the mezzanine lender (provided that the Mortgagor, or an affiliate thereof, is approved so long as it has a net worth of at least $20,000,000).

Loan No. 153, WAMU Building - Sutphin Boulevard: Future mezzanine financing is permitted at any time that is not within 90 days of the sale or securitization of the Mortgage Loan, subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 80%, (ii) the DSCR based on the Mortgage Loan and the mezzanine loan will not be less than 1.0x and (iii) other conditions required by the Mortgagee and the Rating Agencies.

Loan No. 35, Plaza on the Green: A limited future mezzanine financing is permitted for the purpose of funding a springing environmental reserve, subject to certain conditions, including: (i) the LTV ratio based on the Mortgage Loan and the mezzanine loan will be no greater than 75%, and (ii) the DSCR based on the Mortgage Loan and the mezzanine loan would not be less than 1.07x. Under the Mortgage Loan documents, the Mortgagor will be required to fund an environmental reserve if its tenant (a car wash shop) fails to comply with remedial activities and monitoring efforts at its leased premises for a LUST case as required by an environmental regulatory agency and the agency holds the Mortgagor responsible for any remediation cost at the leased premises and such costs exceeds the amount that is reimbursable from the related state environmental fund.

Representation No. 36: Non-Recourse Exceptions

For each of the following Mortgage Loans, the recourse obligations are not to a natural person:

      Loan No. 3, Easton Town Center
      Loan No. 5, U.S. Foodservice Portfolio
      Loan No. 20, Art Institute Student Housing
      Loan No. 11, Solana Beach Corporate Center III & IV
      Loan No. 25, Exeter Industrial Portfolio - 5107 North Point Boulevard Loan No. 25, Exeter Industrial Portfolio - 200 Connecticut Drive
      Loan No. 25, Exeter Industrial Portfolio - 10641 Freeport Drive
      Loan No. 28, Cotton Corporate Center Flex
      Loan No. 29, Cotton Corporate Center Office
      Loan No. 18, Banner Bank Building
      Loan No. 37, Kmart Portfolio - Uklah, Taft Kmart and Riverside Kmart

Loan No. 3, Easton Town Center: With respect to misappropriation of rent, only a misappropriation of rent after the occurrence of an event of default is covered. With respect to the environmental covenants, the Mortgagor is not liable for breaches of such covenants to the extent that a claim is covered by environmental insurance.

Loan No. 79, Ferrell-Duncan Medical Clinic: Loan No. 160, 48 Spruce Street: With respect to the environmental covenants, only a "willful" breach thereof is covered in the non-recourse carve-out guaranty of a natural person.

Loan No. 170, 2 Sammons Court: With respect to misappropriation of rent, only a misappropriation of rent after the occurrence of an event of default, or of rent collected more than 30 days in advance, is covered in the non-recourse carve-out guaranty of a natural person.

Representation No. 40: Single Purpose Entity

Loan No.35, Plaza on the Green: The organizational documents of the Mortgagor provides that the Mortgagor can only own the Mortgaged Property, but do not contain SPE provisions. However, the Mortgagor executed a certificate containing additional covenants and certifying its status as an Special Purpose Entity.

Representation No. 42: Defeasance.

Loan No. 50, Town Square at Canton: The defeasance collateral may also be non-callable obligations that are "government securities" within the meaning of
Section 1.860G-2(a)(8) of the U.S. Department of Treasury Regulations, as amended.

Representation No. 44: Terrorism Insurance.

Loan No. 6, Wyvernwood Garden Apartments: The Mortgagor is not required to pay annual premiums for terrorism insurance in excess of an amount equal to 200% of the aggregate insurance premiums from time to time payable in respect of all of the insurance policies required to be maintained by the Mortgagor under the Mortgage Loan documents (as such amount is adjusted pursuant to the Mortgage Loan documents), which amount applies only to the next succeeding renewal of any such terrorism insurance.

Loan No. 3, Easton Town Center: The Mortgagor is not required to pay annual premiums for terrorism insurance in excess of 1.5 times the then current annual premium for the commercial all risk insurance coverage then in effect.

Loan No. 5, U.S. Foodservice Portfolio: Terrorism insurance is only required up to such amount that can be purchased for an annual premium not in excess of $200,000.

Loan No. 16, Centerpoint Medical Office Building: If the Terrorism Risk Insurance Act of 2002 (as extended, modified or amended) is not in effect, then the Mortgagor is only required to maintain terrorism insurance with the maximum amount of coverage that the Mortgagor is able to acquire by paying a premium equal to 50% of the premium for the comprehensive all risk insurance policy required under the Mortgage Loan documents.

Loan No. 13, Amalfi Hotel: The Mortgagor is not required to pay annual premiums for terrorism insurance in excess of $100,000.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)

Westlake Atrium LLC
Rockside Office Plaza LLC

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                                    EXHIBIT 3

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:        Morgan Stanley Mortgage Capital Holdings LLC
               Purchaser:     Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of November 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of November, 2007.


SELLER:                                MORGAN STANLEY MORTGAGE CAPITAL
                                       HOLDINGS LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


PURCHASER:                             MORGAN STANLEY CAPITAL I INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

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                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
116 Welsch Road
Horsham, Pennsylvania 19044

Centerline Servicing Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--MS 2007-IQ16

                            LIMITED POWER OF ATTORNEY

            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 1585 Broadway, New York, New York 10036, Attention: Andrew Berman (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance Inc., having an address of 116 Welsch Road, Horsham, Pennsylvania 19044 (the "Master Servicer"), Centerline Servicing Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039,
Attention: Amy L. Dixon (the "Special Servicer"), and LaSalle Bank National Association, having an address of 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global Securities and Trust Services--MS 2007-IQ16 (the "Trustee"), as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Master Servicer, the Wells Fargo Master Servicer, NCB Master Servicer, the Special Servicer, the Co-op Special Servicer, the Trustee and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of November 2007.


Witnessed by:                          MORGAN STANLEY MORTGAGE
                                       CAPITAL HOLDINGS LLC


                                       By:
---------------------------               ---------------------------
Print Name:                               Name:
                                          Title:

STATE OF______________________)

COUNTY OF_____________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.


---------------------------
Commission Expires:



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